Annual Shareholders Meeting

June 10, 2011
Novotel Montreal Center

Forward-Looking Statements

- Please note that various remarks management may make in this presentation call Superclick's future expectations, plans and prospects constitute forward-looking statements for the purpose of the Safe Harbor provisions under the Private Securities Litigation Reform Act of 1995.
- Actual results may differ materially from those indicated by such forward-looking statements, as a result of various important factors, including those discussed in the Risk Factors section of our annual report on Form 10-K for the fiscal year ended October 31, 20010, which is filed with the SEC. These forward looking statements represent the Company's expectations only as of today and should not be relied upon as representing the Company's views as of any subsequent date. While Superclick anticipates that the subsequent events and developments may cause the Company's views to change, the company specifically disclaims any obligation to update these forward-looking statements.
- All of our SEC filings can be accessed from the Investors' page of our website at www.superclick.com.

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Summary

During the last 24 months the hospitality industry has experienced many challenges with all KPIs seeing negative year over year variances. Notwithstanding, Superclick has continued to invest in the things that make a sustainable long term difference to our business performance and this year's financial results, once again validate our planned strategy.

We have strengthened our brand, increased our scale, invested in systems, developed our people and we continually work very closely with our clients. With this strengthening of our business and the signs of recovery in the market we are confident about the outlook & our ability to grow market share.

2010 Highlights

- Global go to market strategy solidified by management.
- IBM and Superclick join forces to create the Marriott Clearsky Team.
- VP Sales & Marketing Michael Cohen joins Superclick to bring the sales team to the next level
- Superclick delivers internet access to our 50,000,000 user.
- Four Seasons successfully deploys Superclick tiered bandwidth product

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2011 Highlights year-to-date

- Sales, Deployment and NOC expansion of senior Montreal Management
- Announce Strategic Alliance with leading Business Center provider GBCBlue
- Deployed 20 Marriot ClearSkyNet property in North America and Asia with IBM
- Deployed and still Deploying 65 ClearSkyNet Basic Marriott properties in North America
- Takeover the complete 45 Kimpton Hotel portfolio
- Continued business wins in Dubai by adding the Atlantis Palm and the Fairmont Palm to our portfolio of the hot elite hotels of the world.

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Marketing & Rebranding

- High cost impact to our SG&A
- Refreshed Corporate Identity
- Revised Web presence to be launched in May 2011
- Streamlined sales materials to be launched in June 2011
- New trade show presence launches @ HITEC
- First time showcasing at the Dubai Hotel Show



Superclick
networks
Everyone connected

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Four -Prong Growth Strategy

1) Maintain core business growth in North America

2) Expand geographic territory

   - Middle East
   - Asia

3) Overlay of IP Bases services to our present footprint which will drive incremental revenues and buttress our technology value-add to customers

   - ISP Circuits
   - IP TV / Guest Portal Mobility
   - IP In-Room Guest Services
   - IP Telephony (Mitel)

4) Diversifying into other vertical markets

   - Retail

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Sales Strategy

Core Business

Focus on the competitive differentiators of **Superclick Networks** solutions:

- Converged network design, procurement and deployment
- Multi-Tiered Bandwidth Billing
- Multipath multiple cost effective ISP circuits
- Traffic Shaping: improving speeds and services
- Mobile devices: Leveraging this phenomena
- MDS :Delivery of guest services to an interactive toolbar.
- Detailed Analytics on Devices and Browsers

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Sales Strategy

Core Business

Demand Generation

- Newly established & focused sales management. Growing present North American sales team of 3 senior account managers to 6.
- Continue to execute and expand on Brand Management level relationships leading to brand standard status – Top Down
- Digital direct marketing campaigns to existing properties highlighting: Multi-Tiered Bandwidth - Multi-Homing Solution upgrades – Bottom Up
- Leverage these market differentiators with existing and identified properties for entry into their ownership and management groups overall portfolios
- Upgrade legacy wireless networks to sustain demand from the growing mobile revolution (iPad). Reports state that by 2015, 200 Million tablet & mobile devices will sold to the North American consumers.

Brand Updates

- **Global Brand Updates**
  - Marriott – Limited to Luxury Full Service
    - We with IBM are 1 of 3 globally approved Marriott ClearSkyNet integrator. We are proud to accompany AT&T and NTT DoCoMo.
  - IHG - Limited to Luxury Full Service
    - Revised and extended Owned and Managed portfolio agreements–New Builds/Refreshes
  - Starwood - Limited to Luxury Full Service
    - Now approved to quote on New Builds pipeline, working towards preferred brand status
  - Four Seasons - Luxury Full Service
    - New Brand Standard give us an advantage over the competitive set. We presently have 42 out of their 80 hotel portfolio.
  - Fairmont - Luxury Full Service
    - Continued Brand Standard Status –New Builds and Wireless Refreshes –Swiss Hotels
  - Mandarin Oriental - Luxury Full Service
    - Brand Standard Status – Expanding pipeline for Takeovers/New Builds Internationally
  - Jumeirah - Luxury Full Service
    - New Brand Standard Status –New Builds Internationally
- **New Brands added this year**
  - Shangri-la Hotels and Resorts – Luxury Full Service
  - Atlantis - Luxury Full Service
  - Rosewood Hotels - Luxury Full Service
  - Montage - Boutique Full Service
  - Lowes - Luxury Full Service
  - Best Western 4000 hotels 1 of 3 approved HSIA solutions

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Sales Strategy

Geographic growth

Middle East

- Establishing a FreeZone Corporation within the Dubai International Financial Center
- Execution to opening a local office in Dubai Q3/2011
- Engagement of a Senior Regional General Manager

Asia

- Establishment of reseller channel
  - Shanghai
  - Singapore
  - Australia

Deployment of an international private PBX

- Establish economic local toll free numbers in the growth region
- Hosted PBX in the cloud based in Montreal
- Satellite PBX in
  - Dubai
  - Shanghai

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Revenue Models

<u>ISP Circuit</u>

Adding circuits to our present client base

<u>Guest In-room Services</u>

Delivering TV ordering system to the users computer and mobile device.

<u>IP/TV</u>

Delivering TV menu and services to users computer and mobile device

<u>IP/Telephony</u>

Adding value added functions to the present PBX

We are not a multiple play solution provider. We are taking what was once accessible only in the guest room and making it ***mobile*** *throughout the hotel on the* ***guest's*** *own device while maintaining the highest level of security.*

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Opportunities

Expansion into retail vertical

Retail

- Retailers are now looking at using wireless access to retain clients in their stores by offering easy of access to price compare.
- Knowing what the competitors are selling the same product increase the buy now momentum.
- Deloite has confirmed a study that allowing the client access to information while in the store increases revenue.
- Our go-to market strategy is partner with IBM and Motorola.
- We have already been in talks with IBM Retail and Motorola Solutions where we have identified a short list of potential clients.
- Motorola has been awarded the Sears 2300 store wireless network overhaul and Superclick has been short listed by Motorola.

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Financial Results for the 2010 fiscal year ended October 31

Revenue Growth 18%

GP Growth 3%

Solid Margin 45%

Profitable 9%

2010 Financial Review

	2010	2009	Growth	
Sales	9,093,208	7,689,086	1,404,122	18%
Gross Profit	4,075,882	3,973,858	102,024	3%
	45%	52%		
Operating Expenses	2,913,250	2,128,193	785,057	37%
EBT	1,164,426	1,903,857	-739,431	-39%
Net Income	790,522	1,292,125	-501,603	-39%
	9%	17%		

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2010 Financial Review


SIMS



A Closer Look…

Consistent Revenue Growth

Strong revenue growth despite economic slowdown

revenue growth 18%



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
One time
Recurring
Total
2004
2005
2006
2007
2008
2009
2010

	2010	2009	Growth
Revenue			
Installation (one time)	4,942,469	3,924,024	26.0%
Support	4,150,739	3,765,062	10.2%
	9,093,208	7,689,086	18.3%
% ot total			
Installation (one time)	54.4%	51.0%	
Support	45.6%	49.0%	

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Geographic Foot Print


Asia
3%
ME
2%
Other
4%
Canada
21%
USA
70%

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Gross Profit

Investment in human capital lowered margins slightly in 2010

2010 Financial Review


10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
2006
2007
2008
2009
2010
Gross Profit
Sales

	Sales	GP $	Margin
2010	9,093,208	4,075,882	44.8%
2009	7,689,086	3,973,858	51.7%
2008	6,762,867	3,344,728	49.5%
2007	4,782,703	2,350,719	49.2%
2006	3,946,311	1,663,884	42.2%

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This slide is part of a presentation by Superclick Inc. and is intended to be viewed as part of that presentation originally presented June 10, 2011 and has not been updated since.

Operating Costs

Investment in Business Development & Marketing

2010 Financial Review

	2010	2009	Variance	
Operating Expenses				
Selling, general & administrative	2,584,065	1,868,656	715,409	38.3%
Research & development	284,226	217,211	67,015	30.9%
Depreciation	44,959	42,326	2,633	6.2%
Total costs and expenses	2,913,250	2,128,193	785,057	36.9%

% of sales	2010	2009
Selling, general & administrative	28.4%	24.3%
Research & development	3.1%	2.8%
Depreciation	0.5%	0.6%

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Net Income

2010 Financial Review



10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
2007
2008
2009
2010
Sales
Gross Profit
Operational Profit
Net Income
Operating Expenses

	2007	2008	2009	2010	Growth	%
Sales	4,782,703	6,762,867	7,689,086	9,093,208	1,404,122	18.3%
Gross Profit	2,350,719	3,344,728	3,973,858	4,075,882	102,024	2.6%
Operating Expenses	1,618,316	1,503,885	2,128,193	2,913,250	785,057	36.9%
Operational Profit	732,403	1,840,843	1,845,665	1,162,632	-683,033	-37.0%
Net Income	817,407	1,560,177	1,292,125	790,522	-501,603	-38.8%

2010 Financial Review

Solid balance sheet

Financial Health	2010	2009
Cash	2,092,809	2,192,058
Accounts Receivable	1,835,377	1,481,814
Total current assets	4,746,212	3,783,925
Total Assets	5,004,030	3,910,914
Accounts Payable	1,515,245	801,290
Debt	0	0
Total Current Liabilities	2,413,356	2,316,545
Total Liabilities	2,429,668	2,316,545
Equity	2,574,362	1,594,369
Key Indicators		
Current Ratio	1.97	1.63
Quick Ratio	2.59	4.58
Cash Per Share	$0.05	$0.05

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EPS

2010 Financial Review

	2010	2009	2008
Net Income	790,522	$1,292,125	$1,560,177
Weighted average common shares outstanding			
Basic	45,424,991	45,134,205	43,795,492
Fully diluted	58,149,991	59,086,561	74,879,672
Outstanding	45,662,356	45,312,356	44,937,356
Earnings Per Share			
Basic	$0.02	$0.03	$0.04
Fully diluted	$0.01	$0.02	$0.02
Debentures	0	0	14,611,503
Warrants fully diluted shares	0	0	1,048,189
Stock options Fully diluted shares	12,725,000	13,952,356	14,111,400

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Superclick networks

six months ended
April 30, 2011

2011 Q2
Financial Review

36% revenue growth

51% margins

17% EBITDA

12% net income

for the quarter 2011	for the quarter 2010		year - to - date 2011	year - to - date 2010
$2,642,172	$2,152,921	Revenue	$5,127,644	$3,782,359
1,231,686	1,134,069	Cost Of Sales	2,503,601	1,920,547
1,410,486	1,018,852	Gross Profit	2,624,043	1,861,812
681,818	606,030	General & Administration	1,137,195	986,153
247,119	211,118	Selling Expenses	469,393	381,324
72,312	64,824	Research & development	145,331	126,081
409,237	136,880	EBITDA	872,124	368,254
15,203	14,257	Depreciation	27,749	25,958
-4	-545	Interest	-842	-1,248
394,038	123,168	EBT	845,217	343,544
104,360	52,681	Income Taxes	235,165	123,476
$289,678	$70,487	Net Income	$610,052	$220,068

2011	2010		2011	2010
(YoY)	(YoY)	Revenue Growth		
30.8%	96%	one-time	61.0%	5%
14.4%	19%	recurring	14.8%	22%
22.7%	49%	total revenue	35.6%	14%
(current)	(last)	Margins		
20.1%	18.1%	gross margin (one-time)	34.8%	27.8%
36.0%	34.2%	gross margin (recurring)	70.0%	66.8%
53.4%	47.3%	gross margin (total)	51.2%	49.2%
15.5%	6.4%	EBITDA margin	17.0%	9.7%
11.0%	3.3%	net income margin	11.9%	5.8%
(current)	(last)	EPS		
$0.01	$0.00	basic	$0.01	$0.00
$0.00	$0.00	diluted	$0.01	$0.00
(current)	(last)	Shares		
45,959,870	45,312,251	basic	45,948,296	45,312,251
58,387,251	58,624,751	diluted	58,375,677	58,624,751
3,401,000	3,131,100	volume	9,582,600	6,761,800
54,855	49,700	avg daily volume	76,660	54,530

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2011 Q2
Financial Review

Cash Increases

Assets up Liabilities down

Above average key indicators

Financial Health	2011	2010
Cash	2,420,583	2,092,809
Accounts Receivable	2,053,240	1,835,377
Total current assets	5,460,780	4,746,212
Total Assets	5,916,109	5,004,030
Accounts Payable	1,031,706	1,515,245
Debt	0	0
Total Current Liabilities	2,392,411	2,413,356
Total Liabilities	2,410,265	2,429,668
Equity	3,505,844	2,574,362

Key Indicators	2011	2010
YTD cash generated	$327,774	$492,094
Current Ratio	2.28	2.63
Quick Ratio	4.34	5.11
Cash Per Share	$0.05	$0.04

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Looking Forward

Trailing Twelve

16% revenue growth

37% EBITDA growth

$0.01 profit per share

	ttm 2011	2010	2009	ttm 2011	2010	2009
Revenue	10,569,078	9,093,208	7,689,086	16.2%	18.3%	13.7%
Gross Profit	5,006,592	4,075,882	3,973,858	22.8%	2.6%	18.8%
EBITDA	1,658,621	1,207,591	1,887,991	37.3%	-36.0%	-0.8%
Net Income	357,787	790,522	1,292,125	-54.7%	-38.8%	-17.2%
	$0.01	$0.02	$0.03			
	$0.01	$0.01	$0.02			
Basic	45,940,029	45,424,991	45,134,205			
Diluted	58,367,410	58,149,991	58,986,561			
margins						
gross margin	47.4%	44.8%	51.7%			
ebitda	15.7%	13.3%	24.6%			
net income	3.4%	8.7%	16.8%			

Key Indicators	2011	2010	2009	2008
Recent Stock Price	0.20	0.16	0.14	0.08
Shares Outstanding	45,940,029	45,424,991	45,134,205	43,795,492
Market Capitalization	9,188,006	7,267,999	6,318,789	3,503,639
Cash & Equivalents	2,420,583	2,092,809	2,192,058	781,520
Accounts Receivable	2,053,240	1,835,377	1,481,814	2,142,205
Debt	-	-	-	1,047,584
P/S (ttm)	0.87	0.80	0.82	0.52
P/E (ttm)	25.68	9.19	4.89	2.25
Cash Per Share	$0.05	$0.05	$0.05	$0.02
Current ratio	2.28	1.97	1.63	0.96
Debt to equity	0.00	0.00	0.00	73.42

Superclick networks

Superclick networks

Driving Shareholder Value

Focused on Building Awareness


SPCK Daily
SMA(9)
6/09/11
0.25
0.20
0.15
0.10
0.05
Volume
©BigCharts.com
800
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Thousands
Jul
Aug
Sep
Oct
Nov
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11
Feb
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May
Jun

S&P-SPCK.pdf

- We will be attending investor conferences in second half of calendar 2011 including Rodman & Renshaw Growth and LD Micro
- The story and outlook continue to improve

Superclick networks

Thank You For Your Continued Support

2010 Annual Meeting of Shareholders

June 10, 2011
Novotel Montreal Center

Sandro Natale
Chief Executive Officer

Superclick networks